ZHEJIANG KANDI VECHICLES CO., LTD.

AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED

DECEMBER 31, 2006 AND 2005

ZHEJIANG KANDI VECHICLES CO., LTD.
AND SUBSIDIARY

CONTENTS

PAGE	1	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PAGES	2-3	CONSOLIDATED BALANCE SHEETS AS OF DECEMBER 31, 2006 AND 2005

PAGE	4	CONSOLIDATED STATEMENTS OF INCOME AND OMPREHENSIVE INCOME FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

PAGE	5	CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

PAGES	6-7	CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

PAGES	8-24	NOTES TO CONSOLIDATED FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 AND 2005

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of:
Zhejiang Kandi Vehicles Co., Ltd. and Subsidiary

We have audited the accompanying consolidated balance sheets of Zhejiang Kandi Vehicles Co., Ltd. and subsidiary (the “Company”) as of December 31, 2006 and 2005, and the related consolidated statements of income and comprehensive income, changes in shareholders’ equity and cash flows for the years then ended.  These consolidated financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Zhejiang Kandi Vehicles Co., Ltd. and subsidiary as of December 31, 2006 and 2005 and the consolidated results of their operations and their cash flows for the years then ended in conformity with accounting policies generally accepted in the United States of America.

K.P. Cheng & Co.
Certified Public Accountants
Hong Kong, People’s Republic of China
May 16, 2007 (Except for Note 16) as which the date is June 29, 2007

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

ASSETS
	December 31,	December 31,
	2006	2005

CURRENT ASSETS
Cash and cash equivalents	$1,034,017	$876,989
Restricted cash	9,092,423	1,982,603
Accounts receivable	7,572,565	615,925
Inventories	5,463,179	2,888,570
Notes receivable	430,811	199,726
Other receivables	2,988,016	89,758
Prepayments and prepaid expenses	332,556	1,232,209
Due from employees	184,221	27,390
Due from related parties	31,901	848,723
Deferred taxes	99	-
Total Current Assets	27,129,788	8,761,893

LONG-TERM ASSETS
Plant and equipment, net	9,224,935	8,077,758
Land use right, net	395,926	573,130
Construction in progress	307,158	130,879
Deposit for investment	-	619,563
Deferred taxes	2,784	-
Total Long-Term Assets	9,930,803	9,401,330

TOTAL ASSETS	$37,060,591	$18,163,223

See accompanying notes to the consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS

LIABILITIES AND SHAREHOLDERS’ EQUITY
	December 31,	December 31,
	2006	2005
CURRENT LIABILITIES
Accounts payable	$6,626,826	$1,126,124
Other payables and accrued expenses	310,406	141,765
Short-term bank loans	9,163,737	4,498,030
Current portion of long-term bank loan	1,920,934	-
Customer deposits	601,168	299,225
Notes payable	10,779,563	3,899,978
Total Current Liabilities	29,402,634	9,965,122

LONG-TERM LIABILITIES
Deferred taxes	3,277	-
Long-term bank loan	-	1,858,690
Total Long-Term Liabilities	3,277	1,858,690

TOTAL LIABILITIES	29,405,911	11,823,812

CONTINGENCIES

SHAREHOLDERS’ EQUITY
Registered capital	6,645,321	6,645,321
Additional paid-in capital	520,872	520,872
Retained earnings (deficit)	96,024	(983,131)
Accumulated other comprehensive income	392,463	156,349
TOTAL SHAREHOLDERS’ EQUITY	7,654,680	6,339,411

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$37,060,591	$18,163,223

See accompanying notes to the consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
REVENUES	$14,480,836	$9,099,954

COST OF GOODS SOLD	11,884,462	7,955,876
GROSS PROFIT	2,596,374	1,144,078

Research and development	103,785	137,320
Selling and marketing	289,408	228,185
General and administrative	411,306	449,556
TOTAL OPERATING EXPENSES	804,499	815,061

INCOME FROM OPERATIONS	1,791,875	329,017

INTEREST EXPENSE, NET	(836,056)	(246,478)
GOVERNMENT GRANTS	97,806	6,117
FORGIVENESS OF DEBT	29,324	48,467
OTHER EXPENSE, NET	(3,725)	(4,337)

INCOME BEFORE INCOME TAXES	1,079,224	132,786

INCOME TAXES	(69)	-

NET INCOME	1,079,155	132,786

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	236,114	156,363
Income tax expense related to other comprehensive income	(77,918)	(51,600)
OTHER COMPREHENSIVE INCOME, NET OF TAX	158,196	104,763

COMPREHENSIVE INCOME	$1,237,351	$237,549

See accompanying notes to the consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	Registered Capital	Additional Paid-in Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total

BALANCE AT JANUARY 1, 2005	$6,645,321	$520,872	$(1,115,917)	$(14)	$6,050,262

Foreign currency translation gain	-	-	-	156,363	156,363

Net income	-	-	132,786	-	132,786

BALANCE AT DECEMBER 31, 2005	6,645,321	520,872	(983,131)	156,349	6,339,411

Foreign currency translation gain	-	-	-	236,114	236,114

Net income	-	-	1,079,155	-	1,079,155

BALANCE AT DECEMBER 31, 2006	$6,645,321	$520,872	$96,024	$392,463	$7,654,680

See accompanying notes to the consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,079,155	$132,786
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization	943,827	861,340
Loss on disposal of fixed assets	(1,049)	-
Deferred taxes	(2,842)	-
Forgiveness of debt	(48,467)	(29,324)

Changes in operating assets and liabilities, net of effects of acquisition:

(Increase) Decrease In:
Accounts receivable	(4,361,476)	(526,467)
Inventories	(2,574,313)	(725,468)
Other receivables	(521,897)	374,309
Prepayments for goods and prepaid expenses	919,267	(990,559)

Increase (Decrease) In:
Accounts payable	3,876,269	490,073
Other payables and accrued liabilities	(1,044,175)	(2,297,639)
Customer deposits	301,943	299,225
Net cash used in operating activities	(1,433,758)	(2,411,724)

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	5,819,379	(1,801,367)
Purchases of plant and equipment	(861,407)	(366,032)
Purchases of construction in progress	(1,145,390)	(104,123)
Purchase of a subsidiary, net of cash acquired	(69,391)	-
Deposit for investment	-	(619,563)
Issuance of notes receivable	(430,811)	(199,726)
Repayment of notes receivable	351,457	-
Due from related parties	816,823	(848,723)
Due from employees	(156,831)	(27,390)
Compensation received for land use right	165,757	-
Net cash provided by (used in) investing activities	4,489,586	(3,966,924)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short term bank loans	12,054,339	5,737,156
Repayment of short term bank loans	(9,108,549)	(2,205,719)
Proceeds from long term bank loan	-	1,858,690
Proceeds from notes payable	10,677,113	3,899,978
Repayment of notes payable	(16,884,382)	(2,491,600)
Net cash (used in) provided by financing activities	(3,261,479)	6,798,505

(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(205,651)	419,857

Effect of exchange rate changes on cash	362,679	167,139
Cash and cash equivalents at beginning of year	876,989	289,993

CASH AND CASH EQUIVALENTS AT END OF YEAR	$1,034,017	$876,989

See accompanying notes to the consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

SUPPLEMENTARY CASH FLOW INFORMATION
	2006	2005
Income taxes paid	$-	$-
Interest paid	$695,850	$233,144

SUPPLEMENTAL NON-CASH DISCLOSURES:
1. During 2006 and 2005, $969,111 and $96,677 were transferred from construction in progress to plant and equipment, respectively.

2. $29,324 and $48,467 of liabilities were waived in 2006 and 2005, respectively.

3. During 2006, $619,563 was transferred from deposit for investment to other receivables.

  4. On September 25, 2006, the Company acquired 100% interest of Zhejiang Yongkang Import & Export Co., Ltd. (Dingji) for $632,215 in cash and Dingji became a 100% owned subsidiary of the Company. The following represents the assets purchased and liabilities assumed at the acquisition date:

Cash and cash equivalents	$562,824
Restricted cash	13,080,930
Accounts receivable	2,595,165
Plant and equipment, net	312,311
Other receivables and prepayments	1,756,798
Other assets	19,910
Total assets purchased	$18,327,938

Accounts payable	(1,624,432)
Other payable and accrued liabilities	(1,095,986)
Short-term bank loans	(1,719,918)
Notes payable	(13,086,854)
Deferred taxes	(3,236)
Other liabilities	(165,297)
Total liabilities assumed	$(17,695,723)

Total net assets	632,215

Share percentage	100%

Net assets acquired	$632,215

Total consideration paid	$632,215

See accompanying notes to the consolidated financial statements

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 1 –   ORGANIZATION AND PRINCIPAL ACTIVITIES

Zhejiang Kandi Vehicles Co., Ltd. (“Kandi”) was incorporated under the laws of the People’s Republic of China on March 13, 2002 by Zhejiang Kandi Investment Co., Ltd. and Zhejiang Mengdeli Electric Co., Ltd. In November 2006, the two former shareholders transferred all their equity interest to Continental Development Ltd., in exchange for $6,645,321. (Also see Note 13)

On September 25, 2006, the Company acquired 100% equity interest of Zhejiang Yongkang Import & Export Co., Ltd. (Dingji) for $632,215. (See Note 15)

The primary operations of Kandi and its subsidiary (the “Company”) is developing, manufacturing, and commercializing terrain vehicles, go karts, and specialized automobile related products in the People’s Republic of China (“PRC”). Sales are also made to dealers in the PRC, Europe, North America and Southeast Asia.

NOTE 2 –   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)      Basis of Consolidation

The consolidated financial statements include the accounts of Zhejiang Kandi Vehicles Co., Ltd. and Zhejiang Yongkang Import & Export Co., Ltd. (Dingji), its wholly owned subsidiary. The Company does not have any subsidiary for the year ended December 31, 2005. All significant inter-company accounts and transactions have been eliminated in consolidation.

(b)      Concentration

The Company has major customers for the years ended December 31, 2006 and 2005, who accounted for the following percentage of total sales and accounts receivable in 2006 and 2005:

	Sales 2006 2005		Accounts Receivable
Major Customers			December 31, 2006	December 31, 2005

Company A	-	39%	-	34%
Company B	2%	10%	2%	12%
Company C	14%	5%	27%	20%
Company D	11%	-	26%	-
Company E	7%	-	13%	-
Company F	6%	-	10%	-
Company G	6%	-	9%	-

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 2 –  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)       Concentration (continued)

The Company has major suppliers for the years ended December 31, 2006 and 2005, who accounted for the following percentage of total purchases and accounts payable in 2006 and 2005:

	Purchases 2006 2005		Accounts Payable
Major Suppliers			December 31, 2006	December 31, 2005

Company H	48%	34%	37%	32%
Company I	4%	17%	3%	7%
Company J	13%	19%	9%	22%
Company K	7%	-	5%	-

(c)       Economic and Political Risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(d)       Use of Estimates

The preparation of the consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods.

Management makes these estimates using the best information available at the time the estimates are made.  Actual results could differ materially from those estimates.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 2 –  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(e)       Fair Value of Financial Instruments

The Company’s financial instruments include cash and cash equivalents, restricted cash, accounts receivable, notes receivable, due from related parties, prepayments and prepaid expenses, other receivables, due from employees, accounts payable, customer deposits, other payables and accrued liabilities, notes payable, short-term debt, and customer deposits. Management has estimated that the carrying amount approximates fair value due to their short-term nature.  The fair value of the Company’s long-term debt is estimated based on the current rates offered to the Company for debt of similar terms and maturities.  Under this method, the Company’s fair value of long-term debt was not significantly different from the carrying value at December 31, 2006 and 2005.

(f)        Cash and Cash Equivalents

For financial reporting purposes, the Company considers all highly liquid investments purchased with original maturity of three months or less to be cash equivalents. The Company maintains no bank account in the United States of America.

Restricted cash at December 31, 2006 and 2005 represents time deposits on account to secure notes payable. Also see Note 9.

(g)       Inventories

Inventories are stated at the lower of cost or net realizable value. The cost of raw materials is determined on the basis of weighted average. The cost of finished goods is determined on the weighted average basis and comprises direct materials, direct labour and an appropriate proportion of overhead.

Net realizable value is based on estimated selling prices less any further costs expected to be incurred for completion and disposal.

(h)       Accounts Receivable

Accounts receivable are recognized and carried at original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. There was no allowance for doubtful accounts in 2006 and 2005. As of December 31, 2006, accounts receivable of $1,480,000 was pledged as collateral for short-term bank loans. Also see Note 8.

(i)       Prepayments

Prepayments represent cash paid in advance to suppliers for purchasing raw materials.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 2 –  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j)  Plant and Equipment

Plant and equipment are carried at cost less accumulated depreciation and amortization. Depreciation is provided over their estimated useful lives, using the straight-line method. Leasehold improvements are amortized over the life of the asset or the term of the lease, whichever is shorter.  Estimated useful lives are as follows:

Buildings                                                                                                30 years
Machinery                                                                                              10 years
Motor vehicles                                                                                        5 years
Office equipment5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to expense as incurred, whereas significant renewals and betterments are capitalized.

(k)       Construction in Progress

Construction in progress represents direct costs of construction or the acquisition cost of buildings or machinery and design fees. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until the assets are completed and ready for their intended use.

(l)        Land Use Right

According to the laws of China, land in the PRC is owned by the Government and cannot be sold to an individual or company.  However, the government grants the user a “land use right” to use the land.   The land use right granted to the Company is being amortized using the straight-line method over the lease term of fifty years.

(m)      Impairment of Long-Term Assets

Long-term assets of the Company are reviewed annually as to whether their carrying value has become impaired, pursuant to the guidelines established in SFAS No. 144. The Company considers assets to be impaired if the carrying value exceeds the future projected cash flows from the related operations.  The Company also re-evaluates the periods of amortization to determine whether subsequent events and circumstances warrant revised estimates of useful lives. There were no impairments in 2006 and 2005.

(n)     Revenue Recognition

Revenue represents the invoiced value of goods sold, recognized upon the shipment of goods to customers. Revenue is recognized when all of the following criteria are met:

●    Persuasive evidence of an arrangement exists,
●    Delivery has occurred or services have been rendered,
●    The seller's price to the buyer is fixed or determinable, and
●    Collectibility is reasonably assured.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 2 –  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(n)       Revenue Recognition (Continued)

       The Company does not provide any warranty for the goods sold to customers.

(o)      Government Grants

Grants received from the PRC Government for assisting the Company’s technical research and development are netted against the relevant research and development costs incurred when the proceeds are received or collectible.

During 2006 and 2005, $97,806 and $6,117 was received from the PRC Government as a reward for the Company’s contribution to the local economy.

(p)      Research and Development

Expenditures relating to the development of new products and processes, including significant improvements to existing products are expensed as incurred.  Research and development expenses were $103,785 and $137,320 for the years ended December 31, 2006 and 2005, respectively.

(q)      Retirement Benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the expense as incurred. The retirement benefits expense for 2006 and 2005 are $71,441and $61,106, respectively and are included in general and administrative expenses.

(r)       Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequence attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.  Also see Note 12.

(s)       Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). Capital accounts of the consolidated financial statements are translated into United States dollars from RMB at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 2 –  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(s)       Foreign Currency Translation (continued)

	2006	2005
Year end RMB : US$ exchange rate	7.8087	8.0702
Average yearly RMB : US$ exchange rate	7.9395	8.1734

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(t)       Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. Comprehensive income includes net income and the foreign currency translation gain, net of tax.

(u)      Segments

       The Company operates in one business segment, developing, manufacturing, and commercializing terrain vehicles, go karts, and specialized automobile related products.

(v)      Recent Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109," which seeks to reduce the diversity in practice associated with the accounting and reporting for uncertainty in income tax positions. This Interpretation prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in an income tax return. FIN 48 presents a two-step process for evaluating a tax position. The first step is to determine whether it is more-likely-than-not that a tax position will be sustained upon examination, based on the technical merits of the position. The second step is to measure the benefit to be recorded from tax positions that meet the more-likely-than-not recognition threshold, by determining the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement, and recognizing that amount in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company is currently evaluating the impact that the adoption of FIN 48 will have on its results of operations, financial position, and cash flows.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 2 –  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(v)      Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements," which provides enhanced guidance for using fair value to measure assets and liabilities. SFAS No. 157 provides a common definition of fair value and establishes a framework to make the measurement of fair value in generally accepted accounting principles more consistent and comparable. SFAS No. 157 also requires expanded disclosures to provide information about the extent to which fair value is used to measure assets and liabilities, the methods and assumptions used to measure fair value, and the effect of fair value measures on earnings. SFAS No. 157 is effective for financial statements issued in fiscal years beginning after November 15, 2007 and to interim periods within those fiscal years. The Company is currently in the process of evaluating the effect, if any, the adoption of SFAS No. 157 will have on its results of operations, financial position, or cash flows.

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements". SAB No. 108 was issued in order to eliminate the diversity in practice surrounding how public companies quantify financial statement misstatements. SAB No. 108 requires that registrants quantify errors using both a balance sheet (iron curtain) approach and an income statement (rollover) approach then evaluate whether either approach results in a misstated amount that, when all relevant quantitative and qualitative factors are considered, is material. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The Company has adopted the bulletin during 2006. The adoption did not have a material effect on results of operations, financial position, or cash flows.

In February 2007, the FASB issued FASB Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities −− Including an amendment of FASB Statement No. 115 (“FAS 159”). FAS 159, which becomes effective for the Company on January 1, 2008. This standard permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that election, if any, of this fair−value option will have a material effect on the consolidated results or operations or financial position.

The implementation of the above pronouncement is not expected to have a material effect on the Company’s consolidated financial statements or disclosures.

NOTE 3 –  INVENTORIES

Inventories as of December 31, 2006 and 2005 are summarized as follows:

	2006	2005
Raw materials	$2,823,478	$448,974
Work-in-progress	1,938,932	1,611,397
Finished goods	700,769	828,199
Total inventories	$5,463,179	$2,888,570

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 4 –  NOTES RECEIVABLE

Notes receivable at December 31, 2006 and 2005 consist of the following

	2006	2005

Due May 30, 2006 (subsequently settled on its due date)	$-	$5,626
Due March 19, 2006 (subsequently settled on its due date)	-	53,282
Due April 29, 2006 (subsequently settled on its due date)	-	140,818
Due March 19, 2007 (subsequently settled on its due date)	97,327	-
Due May 30, 2007	250,243	-
Due July 31, 2007	83,240	-
Total	$430,811	$199,726

Notes receivable are interest-free and unsecured.

In 2006 and 2005, interest-free notes were provided to unrelated companies for their assistance in developing distribution channels and new markets for the Company.

NOTE 5 –  DUE FROM RELATED PARTIES

(I)  Due From Related Parties

		2006	2005

Zhejiang Yongkang Import & Export Co., Ltd.	(a)	$-	$793,697
Hu Wangyuan	(b)	21,015	6,196
Hu Xiaoming	(c)	10,886	11,902
Zhejiang Mengdeli Electric Co., Ltd.	(d)	-	36,928
Total due from related parties		$31,901	$848,723

(II) Due From Employees

		2006	2005

Current		$184,221	$27,390
Total due from employees	(e)	$184,221	$27,390

(a)
Zhejiang Yongkang Import & Export Co., Ltd (Dingji), which was acquired by the Company from September 25, 2006 and became a 100% held subsidiary, purchased $3,531,418 of finished goods from the Company in 2005. The balance was subsequently settled. The inter-company transactions in 2006 have been eliminated in consolidation. Also see Note 15.

(b)	Hu Wangyuan is the chairman of Dingji, a subsidiary of the Company. The balance represents the traveling advances, which are unsecured, interest-free and collectible on demand.

(c)	Hu Xiaoming is the chairman of the Company. The balance represents the traveling advance, which are unsecured, interest-free and collectible on demand.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 5 –  DUE FROM RELATED PARTIES (CONTINUED)

(d)
Zhejiang Mengdeli Electric Co., Ltd., the former shareholder who held 17% of the Company, purchased $883,150 of finished goods from and sold $565,220 of raw material to the Company in 2005. In 2006, all the equity interest of the Company was transferred to Continental Development Ltd. Zhejiang Mendgeli Electric Co., Ltd was no longer a related party at December 31, 2006. Also see Note 13.

(e)	Due from employees are interest-free, unsecured and have no fixed repayment term.

NOTE 6 –  LAND USE RIGHT

Land use right consists of the following as of December 31, 2006 and 2005:

	2006	2005
Cost of land use right	$460,943	$626,700
Less: Accumulated amortization	(65,018)	(53,570)
Land use right, net	$395,926	$573,130

During 2006, $165,757 was received from the finance bureau of Jinhua City, Zhejiang Province, PRC, as compensation due to the delay in the schedule as stipulated in mutual contract. The amount was recorded as a reduction of the original cost of the land use right.

Amortization expense for the years ended December 31, 2006 and 2005 was $9,652 and $12,973 respectively.

Amortization expense for the next five years and thereafter is as follows:

2007	$9,653
2008	9,653
2009	9,653
2010	9,653
2011	9,653
Thereafter	347,661
Total	$395,926

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 7 –   PLANT AND EQUIPMENT

Plant and equipment consist of the following as of December 31, 2006 and 2005:

	2006	2005
At cost:
Buildings	$3,371,280	$2,326,113
Machinery and equipment	7,955,806	7,529,398
Motor vehicles	679,554	19,447
Office equipment	81,376	69,625
	12,088,016	9,944,583
Less : Accumulated depreciation
Buildings	289,224	179,785
Machinery and equipment	2,498,695	1,648,328
Motor vehicles	31,047	10,380
Office equipment	44,115	28,332
	2,863,081	1,866,825
Plant and equipment, net	$9,224,935	$8,077,758

As of December 31, 2006, the net book value of plant and equipment pledged as collateral for bank loans was $557,730. Also see Notes 8.

Depreciation expense for the years ended December 31, 2006 and 2005 was $934,173 and $848,396 respectively.

NOTE 8 –  SHORT TERM BANK LOANS

Short term bank loans consist of the following as of December 31, 2006 and 2005:

	2006	2005
Loans from Industrial and Commercial Bank of China-Exploration Zone Branch:
Monthly interest only payments at 6.96% per annum, due March 3, 2006, secured by land use right and plant and equipment owned by the Company. (subsequently repaid on its due date)	$-	$247,825
Monthly interest only payments at 5.22% per annum, due April 27, 2006, secured by land use right and plant and equipment owned by the Company. (subsequently repaid on its due date)	-	346,955
Monthly interest only payments at 5.22% per annum, due April 25, 2006, secured by land use right and plant and equipment owned by the Company. (subsequently repaid on its due date)	-	495,651

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 8 –  SHORT TERM BANK LOAN (CONTINUED)

	2006	2005
Loans from Industrial and Commercial Bank of China-Exploration Zone Branch (Continued):
Monthly interest only payments at 5.22% per annum, due May 23, 2006, secured by land use right and plant and equipment owned by the Company. (subsequently repaid on its due date)	-	495,651
Monthly interest only payments at 5.22% per annum, due May 28, 2006, secured by land use right and plant and equipment owned by the Company. (subsequently repaid on its due date)	-	433,694
Monthly interest only payments at 5.22% per annum, due June 2, 2006, secured by land use right and plant and equipment owned by the Company. (subsequently repaid on its due date)	-	1,239,127
Monthly interest only payments at 5.85% per annum, due June 5, 2007, secured by land use right and plant and equipment owned by the Company.	1,280,623	-
Monthly interest only payments at 5.85% per annum, due July 24, 2007, secured by land use right and plant and equipment owned by the Company.	384,187	-
Monthly interest only payments at 6.12% per annum, due September 7, 2007, secured by land use right and plant and equipment owned by the Company.	345,768	-
Monthly interest only payments at 6.12% per annum, due October 17, 2007, secured by land use right and plant and equipment owned by the Company.	870,824	-
Monthly interest only payments at 6.12% per annum, due November 1, 2007, secured by land use right and plant and equipment owned by the Company.	448,218	-
Monthly interest only payments at 6.12% per annum, due November 27, 2007, secured by land use right and plant and equipment owned by the Company.	512,249	-

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 8 – SHORT TERM BANK LOAN (CONTINUED)

	2006	2005
Loans from Commercial Bank-Jiangnan Branch:
Monthly interest only payments at 7.254 % per annum, due May 15, 2006, guarantee by Jindezhen De'er Investment Co.Ltd and Yongkang Tangxin Metal Foundry Company (subsequently repaid on its due date)	-	1,239,127
Monthly interest only payments at 7.254 % per annum, due January 15, 2007, guarantee by Jindezhen De'er Investment Co.Ltd and Yongkang Tangxin Metal Foundry Company (subsequently repaid on its due date)	2,561,246	-
Monthly interest only payments at 7.605% per annum, due May 11, 2007. And secured by land use right and plant and equipment owned by the Company	1,280,622	-

Loans from Agricultural bank, Yongkang branch. Secured by account receivable with carrying amount $1,480,000:
Monthly interest only payments at 6.39% per annum, due February 2, 2007 (subsequently repaid on its due date)	330,000	-
Monthly interest only payments at 6.36063% per annum, due March 12, 2007 (subsequently repaid on its due date)	700,000	-
Monthly interest only payments at 6.36% per annum, due January 13, 2007 (subsequently repaid on its due date)	450,000	-

Total	$9,163,737	$4,498,030

Interest expense for short-term loans during 2006 and 2005 was $459,948 and $143,148, respectively.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 9 –  NOTES PAYABLE

Notes payable consist of the following as of December 31, 2006 and 2005:

	2006	2005
Notes payable (interest-free and unsecured) to unrelated companies:

Due November 11, 2007	$102,450	$-
Due May 30, 2007	14,608	-
Due November 8, 2006 (subsequently settled on its due date)	-	99,130
Due March 6, 2006 (subsequently settled on its due date)	-	743,476
Due January 27, 2006 (subsequently settled on its due date)	-	1,239,127
Subtotal	$117,058	$2,081,733

Notes payable (interest-free and unsecured) to related companies:

Due May 30, 2006 (subsequently settled on its due date)	$-	$1,818,245

This represents the notes payable to Zhejiang Kandi Investment Co., Ltd., which was a former shareholder of the Company. The balance was subsequently settled in 2006.

Bank acceptance notes:

Due October 30, 2007	$1,570,083	$-
Due January 4, 2007 (subsequently settled on its due date)	960,467	-
Due February 12, 2007 (subsequently settled on its due date)	1,280,623	-
Due February 10, 2007 (subsequently settled on its due date)	1,280,623	-
Due January 26, 2007 (subsequently settled on its due date)	640,311	-
Due January 5, 2007 (subsequently settled on its due date)	960,467	-
Due March 11, 2007 (subsequently settled on its due date)	1,152,560	-
Due March 25, 2007 (subsequently settled on its due date)	1,024,498	-
Due March 28, 2007 (subsequently settled on its due date)	1,280,623	-
Due January 3, 2007 (subsequently settled on its due date)	512,250	-
Subtotal	10,662,505	-

Total	$10,779,563	$3,899,978

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 10 –  NOTES PAYABLE (CONTINUED)

All the bank acceptance notes are subject to bank charges of 0.0005% of the principal as commission on each loan transaction. Bank charges for notes payable were $9,048 and $1,177 in 2006 and 2005, respectively.

Restricted cash of $9,092,423 is held as collateral for the following notes payable at December 31, 2006:

Due January 4, 2007 (subsequently settled on its due date)	$960,467
Due February 12, 2007 (subsequently settled on its due date)	1,280,623
Due February 10, 2007 (subsequently settled on its due date)	1,280,623
Due January 26, 2007 (subsequently settled on its due date)	640,311
Due January 5, 2007 (subsequently settled on its due date)	960,467
Due March 11, 2007 (subsequently settled on its due date)	1,152,561
Due March 25, 2007 (subsequently settled on its due date)	1,024,498
Due March 28, 2007 (subsequently settled on its due date)	1,280,623
Due January 3, 2007 (subsequently settled on its due date)	512,250

Total	$9,092,423

NOTE 11 –  LONG TERM DEBT

Long-term debt as of December 31, 2006 and 2005 consists of the following:
	2006	2005
Loan from Huaxia bank Hangzhou Jianguo branch, due November 22, 2007, quarterly interest only payments at 6.336% per annum, secured by the assets owned by the Company.	$1,920,934	$1,858,690
Total long-term bank loan	1,920,934	1,858,690
Less: current portion	(1,920,934)	-
Total long-term debt	$-	$1,858,690

Interest expense for long term loan during 2006 and 2005 was $123,711 and $11,951, respectively

NOTE 12 –  INCOME TAXES

(a)           Corporation Income Tax (“CIT”)

In accordance with the relevant tax laws and regulations of PRC, the applicable corporation income tax (“CIT”) rate of the Company is 33%. However, in accordance with the relevant local taxation policies, from the time that Kandi has its first profitable tax year, it is exempt from corporate income tax for its first two years and is then entitled to a 50% tax reduction for the succeeding three years because the Company is registered in development economic zone of PRC. The first profitable year for income tax purposes was 2005. In accordance with PRC tax law, Dingji, whose net income was more than $3,779 (RMB 30,000) but less than $12,595 (RMB100,000), is subject to a favorable corporate income tax rate of 27% for both 2006 and 2005. Income tax expense for the 2006 and 2005 are summarized as follows:

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 12 –  INCOME TAXES (CONTINUED)

	2006	2005
Current:
Provision for CIT	$2,911	$-
	2,911	-
Deferred:
Provision for CIT	(2,842)	-
	(2,842)	-
Income tax expense	$69	$-

The Company’s income tax expense differs from the “expected” tax expense for the years ended December 31, 2006 and 2005 (computed by applying the CIT rate of 33% percent to income before income taxes) as follows:

	2006	2005

Computed “expected” expense	$356,144	$43,819
Permanent difference	(5,198)	-
Tax exemption	(350,877)	(43,819)

Income tax expense	$69	$-

The tax effects of temporary differences that give rise to the Company's net deferred tax assets and liabilities as of December 31, 2006 and 2005 are as follows:

	2006	2005
Deferred tax assets:
Current portion:
Others	$99	$-
Subtotal	99	-

Non-current portion:
Depreciation	2,784	-
Subtotal	2,784	-

Total deferred tax assets	2,883	-

Deferred tax liabilities:
Non-current portion:
Others	3,277	-
Total deferred tax liabilities	3,277	-

Net deferred liabilities	$(394)	$-

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 12 –  INCOME TAXES (CONTINUED)

(b)  Value Added Tax (“VAT”)

Enterprises or individuals, who sell commodities, engage in repair and maintenance or import or export goods in the PRC are subject to a value added tax in accordance with Chinese Laws. The value added tax standard rate is 17% of the gross sale price. A credit is available whereby VAT paid on the purchases of semi-finished products or raw materials used in the production of the Company’s finished products can be used to offset the VAT due on the sales of the finished products.

On January 1, 2002, the export policy of VAT "Exemption, Credit and Refund" began to apply to all exports by manufacture-based enterprises. In accordance with this policy, exported goods are exempted from output VAT and the input VAT charged for purchases of the raw materials, components and power consumed for the production of the exported goods may be refunded. The refund rates of vehicle related products applicable to the company are from 13% to 17%.

The refundable VAT of $2,171,195 and $65,933 at December 31, 2006 and 2005, respectively, are included in other receivables in the accompanying consolidated balance sheets.

NOTE 13 –  REGISTERED CAPITAL

The registered capital of the Company as of December 31, 2006 and 2005 is as follows:

Registered Capital:	December 31, 2006		December 31, 2005

Continental Development Ltd.,	$6,645,321	100%	$-	-
Zhejiang Kandi Investment Co., Ltd.	-	-	5,515,616	83%
Zhejiang Mengdeli Electric Co., Ltd.	-	-	1,129,705	17%
	$6,645,321	100%	$6,645,321	100%

Zhejiang Kandi Vehicles Co., Ltd. was established in 2002. The registered capital of the Company was $6,645,321, 83% of which was held by Zhejiang Kandi Investment Co., Ltd, and 17% of which was held by Zhejiang Mengdeli Electric Co., Ltd in 2005. In November 2006, the above two former shareholders entered into an agreement to transfer all the shares to Continental Development Ltd., a limited company incorporated in Hong Kong, for $6,645,321. As of December 31, 2006, the Company was a foreign invested company wholly owned by Continental Development Ltd.

ZHEJIANG KANDI VEHICLES CO., LTD. AND SUBSIDIARY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006 AND 2005

NOTE 14 –  CONTINGIENCIES

(I)
In 2006, the Company brought a legal action against Zhejiang Yuegong steel Structure Co. and Zhejiang Jinhua No.1 Construction Co., Ltd. for their delay in the contruction in Jinhua Industrial district. As the plaintiff, the Company claimed for compensation. According to the judge's report from the local court in Jinhua, PRC, on December 5, 2006, the Company won the lawsuit and Zhejiang Yuegong Steel Structure Co. and Zhejiang Jinhua No.1 Construction Co., Ltd. will be required to pay $186,331 as compensation to the Company. However, the two defendants appealed the ruling to a higher level court and the Company has not received the compensation as of April 12, 2007. Considering the uncertainties of the legal proceeding, the Company did not record a contingent gain for this at December 31, 2006.

(II)
In 2006, the Company brought a legal action against Weifang Rongda Automobile Trading Co., Ltd.(“Rongda”) for goods returned from Rongda that were damaged. As the plaintiff, the Company has claimed for compensation. According to the judge's report from the local court in Jinhua, PRC, on December 8, 2006, the Company won the lawsuit and Weifang Rongda Automobile Trading Co., Ltd. was required to pay approximately $26,408 as compensation to the Company. However, the defendant appealed the ruling to a higher level court and the Company has not received the compensation as of March 28, 2007. Considering the uncertainties of the legal proceeding, the Company did not record a contingent gain for this at December 31, 2006.

NOTE 15 –  BUSINESS COMBINATION

On September 25, 2006, the Company acquired 100% equity interest of Zhejiang Yongkang Import & Export Co., Ltd. (Dingji) for $632,215. Thereafter, Dingji have been consolidated in the accompanying consolidated financial statements of the Company.

The following summarizes the acquisition:

Fair value of assets acquired	$18,327,938
Fair value of liabilities assumed	(17,695,723)
Net assets acquired	632,215

Total consideration paid	$632,215

The following unaudited pro forma combined statements of income for the years ended December 31, 2006 and 2005 have been prepared as if the acquisition had occurred at January 1, 2006 and 2005 respectively. The unaudited pro forma combined statements are based on accounting for the business acquisition under purchase accounting. The unaudited pro forma information may not be indicative of the results that actually would have occurred if the merger had been in effect from and on the dates indicated or which may be obtained in the future.
	2006	2005

Pro forma net income	$1,062,489	$139,486

NOTE 16--   SUBSEQUENT EVENT

On June 29, 2007, Stone Mountain Resources, Inc. (“Stone Mountain”), Continental Development Limited (“Continental”), the sole shareholder of the Company and ExcelVantage Group Limited (“ExcelVantage”), 100% owner of Continental, entered into and closed on a Share Exchange Agreement (the “Agreement”) . Under the Agreement, Stone Mountain issued 12,000,000 shares of Stone Mountain’s common stock to the Continental Shareholder in exchange for 100% of the common stock of Continental.  Pursuant to the Agreement, Continental became a wholly owned subsidiary of Stone Mountain.   Following closing of the reverse merger, the business of Stone Mountain became that of Continental’s wholly owned subsidiary, Zhejiang Kandi Vehicle Co., Ltd.